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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): MARCH 17, 2004
                                                --------------------------------


                            NATIONAL CITY CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-10074                  34-1111088
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

1900 EAST NINTH STREET, CLEVELAND, OHIO                             44114
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         (Address of Principal Executive Offices)                (Zip Code)

Registrants' telephone number, including area code:  (216) 222-2000
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-104080 on Form S-3, dated May 5, 2003, of National City Corporation:

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

      Exhibit
      Number      Description

       1.1 Underwriting Agreement, dated as of March 10, 2004, between National City Corporation and Lehman Brothers Inc.

       1.2 Terms Agreement, dated as of March 10, 2004, between National City Corporation and Lehman Brothers Inc.

       4.1 Senior Indenture, dated March 17, 2004, between National City Corporation and The Bank of New York, as trustee.

       4.2        Form of 3.125% Senior Note due April 30, 2009.

       12.1       Computation of Ratio of Earnings to Fixed Charges (filed as
                  Exhibit 12.1 to Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY CORPORATION

                                       By:   /s/ Carlton E. Langer
                                           --------------------------------
                                             Name:    Carlton E. Langer
                                             Title:   Vice President
                                                      Assistant General Counsel
                                                      and Assistant Secretary

Date:  March 17, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

 1.1 Underwriting Agreement, dated as of March 10, 2004, between National City Corporation and Lehman Brothers Inc.

 1.2 Terms Agreement, dated as of March 10, 2004, between National City Corporation and Lehman Brothers Inc.

 4.1 Senior Indenture, dated March 17, 2004, between National City Corporation and The Bank of New York, as trustee.

 4.2              Form of 3.125% Senior Note due April 30, 2009.

 12.1             Computation of Ratio of Earnings to Fixed Charges (filed as
                  Exhibit 12.1 to Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.)

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